EXHIBIT 10.1

                          SECURITIES PURCHASE AGREEMENT

      SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of December 2, 2005, by and among CompuPrint, Inc., a North Carolina corporation ("CPPT" or the "Seller"), the parent holding company of Terra Insight Corporation, a Delaware corporation ("TIC"), and Belhasa International Co. LLC ("Buyer"). Each of the Seller and Buyer may be referred to individually herein as a "Party" and, collectively, as the "Parties".

                                    WHEREAS:

      A. The Parties are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the rules and regulations as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act");

      B. Buyer desires to purchase, and the Seller desires to issue and sell, upon the terms and conditions set forth in this Agreement, securities of the Seller (the "Securities") for the purchase price of USD $1,000,000, consisting of (a) 1,000,000 shares of the Seller's common stock, par value $0.0001 per share (the "Common Stock"), and (b) warrants (i) to purchase 150,000 shares of Common Stock, exercisable for six months from Closing at $1.25 per share and exercisable thereafter at $1.50 until their expiration on the one year anniversary date of Closing, in the form annexed hereto as Exhibit A (the "Class A Warrants"), and (ii) to purchase up to 2,000,000 shares of Common Stock, exercisable, for three months from Closing at $1.15 per share and exercisable thereafter at $1.50 until their expiration on the six month anniversary date of Closing, in the form annexed hereto as Exhibit B (such warrants collectively, the "Class B Warrants") (the Class A Warrants and Class B Warrants are collectively referred to herein as the "Warrants"), provided that the Class B Warrants may be exercised only if the initial exercise of the Class B Warrants is for the purchase of at least 1,000,000 shares of Common Stock;

      C. Information about the Seller is set forth in the Seller's filings with the SEC (the "SEC Filings"). The information in the SEC filings relates to the business and operations of TIC, which has recently been acquired by the Seller.

      NOW THEREFORE, the Seller and Buyer hereby agree as follows:

      1.    PURCHASE AND SALE OF SECURITIES.

            a. Purchase of Securities. On the Closing Date (as defined below), the Seller shall issue and sell to Buyer, and Buyer agrees to purchase from the Seller, the Securities.

            b. Form of Payment. Upon execution of this Agreement, (i) Buyer shall pay the purchase price of USD$1,000,000 (the "Purchase Price") for the Securities to be issued and sold to Buyer at the Closing by cash or wire transfer of immediately available funds. All of such funds shall be paid by wire transfer to:

            Account Name:             Law Offices of Dan Brecher, Escrow Account
            Account No.:              95050499
            ABA No.:                  021-000-089
            Bank:                     Citibank N.A.
                                      90 Park Avenue
                                      New York, NY 10016

            c. Closing Date. The date and time of the sale of the Securities pursuant to this Agreement (the "Closing Date") shall be the date of acceptance by the Seller of Buyer as a purchaser of its securities hereunder, and the receipt and clearance of the Purchase Price (the "Closing"). If no Closing has occurred by December 12, 2005, unless extended in a writing signed by the Seller, this Agreement shall be null and void and deemed without effect.


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

      2. BUYER'S REPRESENTATIONS AND WARRANTIES. Buyer represents and warrants to the Seller that:

            a. Investment Purpose. As of the date hereof, Buyer is purchasing the Securities for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act; provided, however, that by making the representations herein, Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

            b. Accredited Investor Status. Buyer is a sophisticated investor (as described in Rule 506(b)(2)(ii) of Regulation D) and an accredited investor (as defined in Rule 501 of Regulation D), and Buyer has such experience in business and financial matters that it has the capacity to protect its own interests in connection with this transaction and is capable of evaluating the merits and risks of an investment in the Securities pursuant to this Agreement. Buyer has been represented by counsel and advisors of its choice. Buyer acknowledges that an investment in the Securities pursuant to this Agreement is speculative and involves a high degree of risk.

            c. Reliance on Exemptions. Buyer understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Seller is relying upon the truth and accuracy of, and Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of Buyer to acquire the Securities.

            d. Information. Buyer has conducted its own independent investigation of the Seller, and has had an opportunity to review the SEC filings and all documents, records, books and other information pertaining to Buyer's investment in the Seller that has been requested by Buyer. Buyer represents that Buyer has carefully reviewed the information provided.

            e. Governmental Review. Buyer understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities. There is no representation that any registration statement will be declared effective.

            f. Transfer or Resale. Buyer understands that: (i) except as provided for herein, the sale or re-sale of the Securities has not been and is not being registered under the 1933 Act or any applicable state securities laws, and the Securities may not be transferred unless (a) the Securities are sold pursuant to an effective registration statement under the 1933 Act, (b) Buyer shall have delivered to the Seller an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration to the reasonable satisfaction of the Seller, (c) the Securities are sold or transferred to an "affiliate" (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) ("Rule 144")) of Buyer who agrees to sell or otherwise transfer the Securities only in accordance with this Section 2(f) and who is an accredited investor, or (d) the Securities are sold pursuant to Rule 144, and Buyer shall have delivered to the Seller an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in corporate transactions to the reasonable satisfaction of the Seller; (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Seller nor any other person is under any obligation to file to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to the provisions herein). Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.


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

            g. Legends. Buyer understands that until such time as the Securities have been registered under the 1933 Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Securities may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

            "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act, or an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, that registration is not required under said Act or unless sold pursuant to Rule 144 under said Act."

            h. Authorization; Enforcement. This Agreement has been duly authorized and validly executed and delivered by Buyer and is a valid and binding agreement of Buyer enforceable against it in accordance with its terms
(i) subject to applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application, (ii) subject to a court's discretionary authority with respect to the granting of specific performance, injunctive relief or other equitable remedies and (iii) except to the extent the indemnification and contribution provisions, if any, contained in any this Agreement may be limited by applicable federal or state securities laws or unenforceable as against public policy..

            i. Residency. Buyer is a resident of the jurisdiction set forth immediately below Buyer's name on the signature page hereto.

            j. Not an Affiliate. Buyer is not an officer, director or "affiliate" (as that term is defined in Rule 405 under the 1933 Act) of the Seller.

            k. Absence of Conflicts. The execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby and thereby, and compliance with the requirements hereof and thereof by Buyer, will not violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Buyer or (a) violate any provision of any indenture, instrument or agreement to which Buyer is a party or is subject, or by which Buyer or any of its assets is bound; (b) conflict with or constitute a material default thereunder; (c) result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by Buyer to any third party; or
(d) require the approval of any non-governmental agency third-party (which has not been obtained) pursuant to any material contract, agreement, instrument, relationship or legal obligation to which Buyer is subject or to which any of its assets, operations or management may be subject.

            l. Manner of Sale. At no time was Buyer presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.

            m. Broker/Finder. Buyer represents that no broker or finder is entitled to any commission or fee.

            n. Corporate Matters. Buyer has been informed of certain proposals of the Seller, and Buyer consents to, and approves of, each of the following proposed actions of the Seller, which may be effected in one or more transactions: a proposed reincorporation of CPPT under the laws of the State of Delaware; a proposed parent-subsidiary merger of CPPT and TIC under the laws of the State of Delaware; a proposed name change of the Seller to "Terra Insight Corporation" or such other corporate name as is selected by its Board of Directors; an increase in the authorized common stock of the Seller to 250,000,000 shares; and the reservation and the issuance of up to 5,000,000 shares pursuant to a stock incentive plan (the "Stock Incentive Plan"). Buyer waives any entitlement to appraisal or dissenter rights in connection with the foregoing.


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

      3. REPRESENTATIONS AND WARRANTIES OF THE SELLER. The Seller represents and warrants to Buyer that:

            a. Organization and Qualification. Each of TIC and CPPT is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, organized or formed, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. Each of TIC and CPPT is duly qualified or intends to apply for qualification as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on the business, operations, assets, financial condition or prospects of the Seller, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith.

            b. Authorization; Enforcement. The Seller has all requisite corporate power and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof. The execution and delivery of this Agreement by the Seller and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by the Board of Directors of the Seller. This Agreement has been duly executed and delivered by the Seller by its authorized representative, and such authorized representative is the true and official representative with authority to sign this Agreement and the other documents executed in connection herewith and bind the Seller accordingly. This Agreement constitutes a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms.

            c. Capitalization. As of December 1, 2005, the authorized capital stock of the Seller consists of 100,000,000 shares of Common Stock, of which 41,508,338 shares are issued and outstanding, and 1,000,000 shares of preferred stock, of which no shares are issued and outstanding. Except as specifically described in this Section 3(c), as of the date of this Agreement, no shares of Common Stock or preferred stock are currently reserved for issuance. All of such outstanding and/or reserved shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and nonassessable. No shares of capital stock of the Seller are subject to preemptive rights or any other similar rights of the shareholders of the Seller or any liens or encumbrances. The Seller has outstanding 6% convertible debentures (convertible at $1.00 per share) in the principal amount of $3 million, due December 31, 2007, with the right by the holder to purchase an additional $2 million in convertible debentures on identical terms. As of December 1, 2005, the Seller has stock options outstanding for the purchase of 3,100,000 shares at $0.32 per share, 250,000 shares at $0.80 per share, 413,333 shares at $0.80 per share, 500,000 shares at $1.00 per share, and 500,000 shares at $0.80 per share. If the Seller retains its investor relations consultant to continue as its investor relations consultant, the Seller will issue an additional 325,000 restricted shares to the consultant at that time. The Seller is negotiating for the employment of a senior financial officer who is a certified public accountant, or possessed of other qualifications, and if hired, such financial officer may receive stock options outside the Stock Incentive Plan for the purchase of up to 375,000 shares, subject to certain vesting provisions. The Seller plans to implement a Stock Incentive Plan, pursuant to which the Seller will reserve 5,000,000 shares for future issuance to eligible employees, officers, directors, and consultants. In each case, except as specifically described in the SEC Filings, there do not presently, nor shall there as of the Closing Date, exist any outstanding options, warrants, rights (including, without limitation, rights of first refusal, anti-dilution, conversion, preemptive or similar rights) or agreements for the purchase or acquisition from the Seller of any shares of its capital stock or any securities convertible into or ultimately exchangeable or exercisable for any shares of its capital stock.

            d. Issuance of Securities. The Securities to be issued and sold hereunder will be (i) duly and validly issued, fully paid and nonassessable, with no personal liability attaching to the ownership thereof, (ii) free of restrictions on transfer other than restrictions on transfer under this Agreement and securities laws, (c) free of any liens, mortgages, claims, charges, security interests, restrictions or encumbrances of any kind ("Liens") other than as may be created by Buyer, and (d) not subject to any rights of first refusal, preemptive or similar rights existing prior to the issuance thereof.


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

            e. No Conflicts. The execution, delivery and performance of this Agreement by it and the consummation by it of the transactions contemplated hereby and thereby will not (i) conflict with or result in a violation of any provision of its Certificate of Incorporation or By-laws in effect, (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which it is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which it or its securities are subject) applicable to it or by which any of its property or asset is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). It is not in violation of its Certificate of Incorporation, By-laws or other organizational documents and it is not in default (and no event has occurred which with notice or lapse of time or both could put it in default) under, and it has not taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which it is a party or by which any of its property or assets is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect. Its businesses are not being conducted, and shall not be conducted so long as Buyer owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws, it is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self regulatory organization or stock market in order for it to execute, deliver or perform any of its obligations under this Agreement in accordance with the terms hereof or thereof; all of such consents, authorizations, orders, filings or registrations have been made or obtained or will be made or obtained within the required statutory or regulatory time periods, if any.

            f. Absence of Litigation. There is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to its knowledge, threatened against or affecting it, or its officers or directors in their capacity as such that would materially affect it.

            g. Intellectual Property. The Seller has the rights (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "Intangibles") necessary for the conduct of its business as now being conducted. To its knowledge, it is not infringing upon or in conflict with any right of any other person with respect to any Intangibles. No adverse claims have been asserted by any person to the ownership or use of any Intangibles that would materially adversely affect its use of any Intangibles.

            h. No Materially Adverse Contracts, Etc. The Seller is not subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in its judgment has or is expected in the future to have a material adverse effect on its operations or proposed operations. It is not a party to any contract or agreement which in the judgment of its officers has or is expected to have a material adverse effect on its operations.

            i. Information. The Seller represents that, as of the date of this Agreement, the SEC Filings are materially correct and do not contain an untrue statement of a material fact or omit a material fact necessary to make the statements contained therein not misleading. .

      4.    COVENANTS.

            a. Use of Proceeds. SELLER shall use the proceeds from the sale of the Securities for its working capital.


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

            b. Registration Statement. Buyer shall be entitled to the benefit of certain registration rights with respect to the shares of common stock issuable pursuant to this Agreement. If the Company, at any time from the date of this Agreement until such time that the shares underlying the Securities paid for or irrevocably committed for are eligible for resale pursuant to Rule 144, proposes to file a new registration statement to register any of its common stock under the Securities Act for sale to the public (including, pursuant to any existing commitments to register the Company's common stock), whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 and any successor forms thereto), each such time the Company will give written notice to such effect to Buyer at least 10 days prior to such filing. Upon the written request of Buyer, received by the Company within 10 days after the giving of any such notice by the Company, to register any of the shares of common stock eligible to be included in such a registration statement pursuant to the rules, interpretations and/or guidance of the SEC, the Company will cause, at Company's expenses, such shares of common stock to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder of such shares so registered.

            c. Cooperation of Buyer. Buyer shall provide relevant and accurate information to the Company and shall cooperate with the Company in the preparation and submission of the registration statement.

      5. CONDITIONS TO THE SELLER'S OBLIGATION. The obligation of the Seller hereunder to issue and sell the Securities to Buyer at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions thereto, provided that these conditions are for the Seller's sole benefit and may be waived by the Seller at any time in its sole discretion:

            a. Buyer shall have executed this Agreement, and delivered the same to the Seller.

            b. Buyer shall have delivered and the Purchase Price shall have been received in accordance with Section 1 and paid at a Closing.

            c. The representations and warranties of Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Buyer at or prior to the Closing Date.

            d. No undisclosed litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

      6. CONDITIONS TO BUYER'S OBLIGATION TO PURCHASE. The obligation of Buyer to purchase the Securities at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions, provided that these conditions are for Buyer's sole benefit and may be waived by Buyer at any time in their sole discretion:

            a. The Seller shall have executed this Agreement.

            b. The representations and warranties of the Seller shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a specific date) and the Seller shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Seller at or prior to the Closing Date.

            c. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.


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            d. No material undisclosed event shall have occurred which could reasonably be expected to have a material adverse effect on the Seller.

      7. GOVERNING LAW; MISCELLANEOUS.

            a. Governing Law. THIS AGREEMENT SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. THE PARTIES HERETO HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS AND THE NEW YORK STATE COURTS LOCATED IN NEW YORK COUNTY IN THE STATE OF NEW YORK WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS AGREEMENT, THE AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. BOTH PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. BOTH PARTIES FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY EXPRESS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT EITHER PARTY'S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. BOTH PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER. The Parties hereby waive a trial by jury in any action, proceeding or counterclaim brought by either of the Parties hereto against the other in respect of any matter arising out or in connection with this Agreement.

            b. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement.

            c. Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

            d. Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

            e. Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the Parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Seller nor Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. Except as provided herein, no provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

            f. Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by express mail or delivered personally or by courier (including a recognized overnight delivery service) and shall be effective three days after being sent by express mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service), in each case addressed to a party. The addresses for such communications shall be:

                If to the Seller:
                Attn.: Roman Rozenberg, Chief Executive Officer
                Terra Insight Corporation
                99 Park Avenue, 16th Floor
                New York, NY 10016
                Telephone:  917-535-9500
                Facsimile:  212-808-4155


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

                With a copy (which shall not constitute notice) to:

                Attn.:  Dan Brecher, Esq.
                Law Offices of Dan Brecher
                99 Park Avenue, 16th Floor
                New York, NY 10016
                Tel:  212-286-0747
                Fax:  212-808-4155

                If to Buyer:
                At the address and facsimile number listed on the signature page hereof.

Each party shall provide notice to the other party of any change in address.

            g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their successors and assigns. Neither the Seller nor Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, subject to Section 2(f), any Buyer may assign its rights hereunder to any person that purchases Securities in a private transaction from Buyer or to any of its affiliates.

            h. Third Party Beneficiaries. This Agreement is intended for the benefit of the Parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

            i. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

            j. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent, and no rules of strict construction will be applied against any party.

            k. Survival. The representations, warranties and covenants made by each of the Seller and Buyer in this Agreement, the annexes, schedules and exhibits hereto and in each instrument, agreement and certificate entered into and delivered by them pursuant to this Agreement, shall survive the Closing and the consummation of the transactions contemplated hereby. In the event of a breach or violation of any of such representations, warranties or covenants, the party to whom such representations, warranties or covenants have been made shall have all rights and remedies for such breach or violation available to it under the provisions of this Agreement, irrespective of any investigation made by or on behalf of such party on or prior to the Closing Date.

            l. Indemnification.

                  (a) The Seller hereby agrees to indemnify and hold harmless Buyer and its officers, directors, partners and members (collectively, the "Buyer Indemnitees"), from and against any and all damages, and agrees to reimburse Buyer Indemnitees for all reasonable out-of-pocket fees and expenses (including the reasonable fees and expenses of legal counsel), in each case promptly as incurred by the Buyer Indemnitees and to the extent arising out of or in connection with:

                        (i) any material misrepresentation, omission of fact or breach of any of its representations or warranties contained in this Agreement; or

                        (ii) any material failure by it to perform in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Agreement.

            (b) Buyer hereby agrees to indemnify and hold harmless the Seller and its affiliates, and their officers, directors, partners and members (collectively, the "Company Indemnitees"), from and against any and all damages, and agrees to reimburse the Company Indemnitees for all reasonable out-of-pocket fees and expenses (including the reasonable fees and expenses of legal counsel), in each case promptly as incurred by the Company Indemnitees and to the extent arising out of or in connection with:

                        (i) any material misrepresentation, omission of fact or breach of any of any Buyer's representations or warranties contained in this Agreement; or

                        (ii) any material failure by Buyer to perform in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Agreement.

            (c) Promptly after receipt by either party hereto seeking indemnification pursuant to this Section 8(m) (an "Indemnified Party") of written notice of any investigation, claim, proceeding or other action in respect of which indemnification is being sought (each, a "Claim"), the Indemnified Party promptly shall notify the party from whom indemnification pursuant to this Section 8(l) is being sought (the "Indemnifying Party") of the commencement thereof; but the omission to so notify the Indemnifying Party shall not relieve it from any liability that it otherwise may have to the Indemnified Party, except to the extent that the Indemnifying Party is actually prejudiced by such omission or delay. In connection with any Claim as to which both the Indemnifying Party and the Indemnified Party are parties, the Indemnifying Party shall be entitled to assume the defense thereof. Notwithstanding the assumption of the defense of any Claim by the Indemnifying Party, the Indemnified Party shall have the right to employ separate legal counsel and to participate in the defense of such Claim, and the Indemnifying Party shall bear the reasonable fees, out-of-pocket costs and expenses of such separate legal counsel to the Indemnified Party if (and only if): (x) the Indemnifying Party shall have agreed to pay such fees, out-of-pocket costs and expenses, (y) the Indemnified Party reasonably shall have concluded that representation of the Indemnified Party and the Indemnifying Party by the same legal counsel would not be appropriate due to actual or, as reasonably determined by legal counsel to the Indemnified Party, potentially differing interests between such parties in the conduct of the defense of such Claim, or if there may be legal defenses available to the Indemnified Party that are in addition to or disparate from those available to the Indemnifying Party, or (z) the Indemnifying Party shall have failed to employ legal counsel reasonably satisfactory to the Indemnified Party within a reasonable period of time after notice of the commencement of such Claim. If the Indemnified Party employs separate legal counsel in circumstances other than as described in clauses (x), (y) or (z) above, the fees, costs and expenses of such legal counsel shall be borne exclusively by the Indemnified Party. Except as provided above, the Indemnifying Party shall not, in connection with any Claim in the same jurisdiction, be liable for the fees and expenses of more than one firm of legal counsel for the Indemnified Party (together with appropriate local counsel). The Indemnifying Party shall not, without the prior written consent of the Indemnified Party (which consent shall not unreasonably be withheld), settle or compromise any Claim or consent to the entry of any judgment that does not include an unconditional release of the Indemnified Party from all liabilities with respect to such Claim or judgment.

                            [signature page follows]

         IN WITNESS WHEREOF, the undersigned Buyer and the Seller have caused this Agreement to be duly executed as of the date first above written.

SELLER:                             COMPUPRINT, INC.


                                    By:      /s/ Roman Rozenberg
                                       -----------------------------------------
                                        Roman Rozenberg, Chief Executive Officer


                                    TERRA INSIGHT CORPORATION


                                    By:      /s/ Roman Rozenberg
                                       -----------------------------------------
                                        Roman Rozenberg, Chief Executive Officer



BUYER:                              BELHASA INTERNATIONAL CO. LLC


                                    By:      /s/ Dr. Ahmed Saif Belhasa
                                       -----------------------------------------
                                             Name:  Dr. Ahmed Saif Belhasa
                                             Title:  Chairman

                                    JURISDICTION OF INCORPORATION,
                                    ORGANIZATION OR FORMATION:
                                    Dubai - United Arab Emitrates
                                    ADDRESS: Al - Ittehad Street, Belhasa
                                                  Building, P.O. Box 1286,
                                                  Dubai, United Arab Emirates
                                    TELEPHONE:    + 971 (04) 266 23 19
                                    FACSIMILE:    + 971 (04) 255 38 09

                                                                       EXHIBIT A

THIS WARRANT, AND THE SHARES ISSUABLE UPON THE EXERCISE OF THIS WARRANT, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. EXCEPT AS OTHERWISE SET FORTH HEREIN, OR IN THE SECURITIES PURCHASE AGREEMENT PURSUANT TO WHICH THIS WARRANT IS ISSUED, NEITHER THIS WARRANT NOR ANY OF SUCH SHARES MAY BE SOLD, PLEDGED, TRANSFERRED, ASSIGNED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER SAID ACT OR, AN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE, CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS, THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

                                COMPUPRINT, INC.

                          Common Stock Purchase Warrant
                Right to Purchase 150,000 Shares of Common Stock

     Exercise Price:        at $1.25 per Share until the Six Month Anniversary
                            of the Issue Date, and thereafter, at $1.50
     Issue Date:            December 12, 2005
     Expiration Date:       December 12, 2006

CLASS A WARRANT
Warrant No.  A-1

      THIS CERTIFIES THAT, for value received pursuant to that certain Securities Purchase Agreement (the "Securities Purchase Agreement") entered into of even date by CompuPrint, Inc., a North Carolina corporation (the "Company") and the Holder herein specified, Belhasa International Co. LLC (the "Holder"), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after the above-specified Issue Date (the "Issue Date") and at or prior to the close of business on December 12, 2006 (the "Expiration Date"), but not thereafter, to subscribe for and purchase from the Company, up to 150,000 fully paid and nonassessable shares of the Company's Common Stock, par value $0.0001 per share (the "Common Stock") at the Exercise Price (as defined herein). The "Exercise Price" per share shall be $1.25 from the Issue Date until the six month anniversary date of the Issue Date, and thereafter, shall be $1.50 until the Expiration Date. The Exercise Price and the number of shares for which this Warrant is exercisable shall be subject to adjustment as provided herein. In the event of any conflict between the terms of this Warrant and the Securities Purchase Agreement pursuant to which this Warrant is issued, this Warrant shall control. Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Securities Purchase Agreement.

      1. Title to Warrant. Prior to the Expiration Date and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto, properly endorsed.

      2. Authorization of Shares. The Company covenants that all shares of Common Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, Liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

      3. Exercise of Warrant. Except as provided in Section 4 herein, exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Issue Date, and before the close of business on the Expiration Date by the surrender of this Warrant and the Notice of Exercise Form annexed hereto, duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company) and upon payment of the Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank, the holder of this Warrant shall be entitled to receive a certificate for the number of shares of Common Stock so purchased. Certificates for shares purchased hereunder shall be delivered to the Holder hereof within three (3) Trading Days after the date on which this Warrant shall have been exercised as aforesaid. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date this Warrant has been exercised by payment to, and receipt thereof by, the Company of the Exercise Price and, to the extent applicable in cases of issuances to designees of the named Holder of this Warrant, any transfer-tax reimbursements provided for under the proviso in Section 6 hereof. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new warrant shall in all other respects be identical with this Warrant.

      4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the Exercise Price.

      5. Registration Rights. The initial Holder of this Warrant is entitled to the benefit of certain registration rights as set forth in the Securities Purchase Agreement with respect to shares of Common Stock as and when actually issued to and purchased by such Holder pursuant to exercises of this Warrant duly completed in accordance with the terms and conditions hereof.

      6. Charges, Taxes and Expenses. Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder of this Warrant, or in such name or names as may be directed by the holder of this Warrant; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the Holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto, duly executed by the Holder hereof; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

      7. Closing of Books. The Company will not close its shareholder books or records in any manner which prevents the timely exercise of this Warrant.

      8. Transfer, Division and Combination.

            (a) Subject to compliance with any applicable securities laws, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new warrant or warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. This Warrant, if properly assigned, may be exercised by a new holder for the purchase of shares of Common Stock without having a new warrant issued.

            (b) This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder or its agent or attorney. Subject to compliance with Section 8(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

            (c) The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 8.

            (d) The Company agrees to maintain, at its aforesaid office, books for the registration, and the registration of transfer, of the Warrants.

      9. No Rights as Shareholder until Exercise. This Warrant does not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price, the Warrant Shares so purchased shall be deemed issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

      10. Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant certificate or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

      11. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

      12. Adjustments of Exercise Price and Number of Warrant Shares.

            (a) Stock Splits, etc. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In the event that the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, (iv) issue any shares of its capital stock in a reclassification of the Common Stock, or (v) otherwise transacts a similar adjustment to its class of Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant and the Exercise Price immediately prior thereto shall be adjusted so that the holder of this Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which the holder would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the holder of this Warrant shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

            (b) Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other

Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 12. For purposes of this Section 12, "common stock of the successor or acquiring corporation" shall include voting stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are exercisable into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 12 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

            (c) Adjustment for Spin Off. If, for any reason, prior to the exercise of this Warrant in full, the Company spins off or otherwise divests itself of a part of its business or operations or disposes all or a part of its assets in a transaction (the "Spin Off") in which the Company does not receive compensation for such business, operations or assets, but causes securities of another entity (the "Spin Off Securities") to be issued to security holders of the Company, then

                  (A) the Company shall cause (i) to be reserved Spin Off Securities equal to the number thereof which would have been issued to the Holder had all of the Holder's unexercised Warrants outstanding on the record date (the "Record Date") for determining the amount and number of Spin Off Securities to be issued to security holders of the Company (the "Outstanding Warrants") been exercised as of the close of business on the trading day immediately before the Record Date (the "Reserved Spin Off Shares"), and (ii) to be issued to the Holder on the exercise of all or any of the Outstanding Warrants, such amount of the Reserved Spin Off Shares equal to (x) the Reserved Spin Off Shares multiplied by (y) a fraction, of which (I) the numerator is the amount of the Outstanding Warrants then being exercised, and (II) the denominator is the amount of the Outstanding Warrants; and

                  (B) the Exercise Price on the Outstanding Warrants shall be adjusted immediately after consummation of the Spin Off by multiplying the Exercise Price by a fraction (if, but only if, such fraction is less than 1.0), the numerator of which is the average Closing Bid Price of the Common Stock for the five (5) trading days immediately following the fifth trading day after the Record Date, and the denominator of which is the average Closing Bid Price of the Common Stock on the five (5) trading days immediately preceding the Record Date; and such adjusted Exercise Price shall be deemed to be the Exercise Price with respect to the Outstanding Warrants after the Record Date.

            (d) The adjustments pursuant to Section 12(a), (b) and (c) shall not be applicable in connection with the actions or transactions effected in accordance with Section 2(n) of the Securities Purchase Agreement, provided that all similar warrants issued by the Company are adjusted in a like manner.

      13. Voluntary Adjustment by the Company. The Company may at any time during the term of this Warrant, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

      14. Notice of Adjustment. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly send notice to the holder of this Warrant notice of such adjustment or adjustments setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such notice, in the absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

      15. Redemption. Prior to the Expiration Date, the Warrant shall be redeemable, under the circumstances described in this Section, at the discretion of the Company, for $.10 per warrant (the "Redemption Fee"). The Company's right to redemption shall be exercisable commencing upon the day following the twentieth consecutive business day during which the Company's common stock has traded at prices of, or in excess of, $3.00 per share, subject to adjustment for stock splits, dividends, subdivisions, reclassification and the like, with weekly volume of such trading being in excess of the total number of shares represented by this Warrant. In the event the Company exercises its right to redeem the Warrants, the Company shall give the Holder written notice of such decision. In the event that the Holder does not exercise all of the Warrant or that the Company does not receive the Warrant from the Holder within 30 days from the date on the notice to the Holder of the Company's intention to redeem the Warrant, then the Warrant shall be deemed canceled, and the Holder shall not be entitled to further exercise thereof or to the Redemption Fee.

      16. Notice of Corporate Action. If at any time:

            (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

            (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation or,

            (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in any one or more of such cases, the Company shall give to the Holder (i) at least 30 days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 30 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and
(ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to the Holder at the last address of the Holder appearing on the books of the Company and delivered in accordance with Section 18(d).

      17. Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the OTCBB or other market upon which the Common Stock may be listed.

            The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (b) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

      18. Miscellaneous.

            (a) Jurisdiction. This Warrant shall be governed by the laws of the State of New York without regard to its conflict of law principles or rules and enforced in the city, state or federal courts located in New York County in the State of New York.

            (b) Restrictions. The holder hereof acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws as referenced in the Securities Purchase Agreement.

            (c) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Holder shall operate as a waiver of such right or otherwise prejudice the Holder's rights, powers or remedies, notwithstanding all rights hereunder terminate on the Expiration Date. If the Company fails to comply with any provision of this Warrant, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

            (d) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder hereof by the Company shall be delivered in accordance with the notice provisions of the Securities Purchase Agreement.

            (e) Limitation of Liability. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

            (f) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant.

            (g) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of the Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

            (h) Indemnification. The Company agrees to indemnify and hold harmless the Holder from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses and disbursements of any kind which may be imposed upon, incurred by or asserted against the Holder in any manner relating to or arising out of any failure by the Company to perform or observe in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Warrant; provided, however, that the Company will not be liable hereunder to the extent that any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses or disbursements are found in a final non-appealable judgment by a court to have resulted from the holder's negligence, bad faith or willful misconduct in its capacity as a stockholder or warrant holder of the Company.

            (i) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

            (j) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

            (k) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

                            [signature page follows]

      IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated:  December 12, 2005


                                         COMPUPRINT, INC.


                                         By:  /s/ Dan Brecher
                                              ------------------------------
                                              Dan Brecher, Managing Director

                               NOTICE OF EXERCISE



To:   CompuPrint, Inc.


      The undersigned hereby elects to purchase ________ shares of Common Stock (the "Common Stock"), at an exercise price of $_____ per share, of CompuPrint, Inc. pursuant to the terms of the attached Warrant, Warrant No. [____], and tenders herewith payment of the exercise price in full, in the amount of $_____________, together with all applicable transfer taxes, if any.

      Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                   -------------------------------
                   (Name)

                   -------------------------------
                   (Address)

                   -------------------------------




Dated:
      ---------------------


                                                 ------------------------------
                                                 Signature

                                 ASSIGNMENT FORM

(To assign the foregoing warrant, execute this form and supply required information. Do not use this form to exercise the warrant.)


      FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to______________________________________________ whose address is _______________________________________. Such assignee has signed an acknowledgement of the restrictions on transfer and other terms stated in the related Securities Purchase Agreement, and a copy thereof, to the satisfaction of the Company has been or will be provided to the Company prior to the effectiveness of such assignment.


Dated:
      ---------------------


                           Holder's Signature:
                                                  -----------------------------

                           Holder's Address:
                                                  -----------------------------

                                                  -----------------------------



Signature Guaranteed:  ___________________________________________




NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in an fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

                                                                       EXHIBIT B

THIS WARRANT, AND THE SHARES ISSUABLE UPON THE EXERCISE OF THIS WARRANT, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. EXCEPT AS OTHERWISE SET FORTH HEREIN, OR IN THE SECURITIES PURCHASE AGREEMENT PURSUANT TO WHICH THIS WARRANT IS ISSUED, NEITHER THIS WARRANT NOR ANY OF SUCH SHARES MAY BE SOLD, PLEDGED, TRANSFERRED, ASSIGNED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER SAID ACT OR, AN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE, CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS, THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

                                COMPUPRINT, INC.

                          Common Stock Purchase Warrant
               Right to Purchase 2,000,000 Shares of Common Stock

       Exercise Price:       at $1.15 per Share until the Three Month
                             Anniversary of the Issue Date, and thereafter, at
                             $1.50
       Exercise Condition:   The initial exercise of this Warrant must be for at
                             least 1,000,000 shares
       Issue Date:           December 12, 2005
       Expiration Date:      June 12, 2006

CLASS B WARRANT
Warrant No.  B-1

      THIS CERTIFIES THAT, for value received pursuant to that certain Securities Purchase Agreement (the "Securities Purchase Agreement") entered into of even date by CompuPrint, Inc., a North Carolina corporation (the "Company") and the Holder herein specified, Belhasa International Co. LLC (the "Holder"), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after the above-specified Issue Date (the "Issue Date") and at or prior to the close of business on June 12, 2006 (the "Expiration Date"), but not thereafter, to subscribe for and purchase from the Company, up to 2,000,000 fully paid and nonassessable shares of the Company's Common Stock, par value $0.0001 per share (the "Common Stock") at the Exercise Price (as defined herein). The "Exercise Price" per share shall be $1.15 from the Issue Date until the three month anniversary date of the Issue Date, and thereafter, shall be $1.50 until the Expiration Date. The Exercise Price and the number of shares for which this Warrant is exercisable shall be subject to adjustment as provided herein. In the event of any conflict between the terms of this Warrant and the Securities Purchase Agreement pursuant to which this Warrant is issued, this Warrant shall control. Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Securities Purchase Agreement.

      1. Title to Warrant. Prior to the Expiration Date and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto, properly endorsed.

      2. Authorization of Shares. The Company covenants that all shares of Common Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, Liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

      3. Exercise of Warrant. Except as provided in Section 4 herein, exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Issue Date, and before the close of business on the Expiration Date by the surrender of this Warrant and the Notice of Exercise Form annexed hereto, duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the

Company) and upon payment of the Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank, the holder of this Warrant shall be entitled to receive a certificate for the number of shares of Common Stock so purchased. Certificates for shares purchased hereunder shall be delivered to the Holder hereof within three (3) Trading Days after the date on which this Warrant shall have been exercised as aforesaid. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date this Warrant has been exercised by payment to, and receipt thereof by, the Company of the Exercise Price and, to the extent applicable in cases of issuances to designees of the named Holder of this Warrant, any transfer-tax reimbursements provided for under the proviso in
Section 6 hereof. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new warrant shall in all other respects be identical with this Warrant.

            Notwithstanding anything to the contrary in this Warrant, the initial exercise of this Warrant must be for the purchase of at least 1,000,000 shares of Common Stock.

      4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the Exercise Price.

      5. Registration Rights. The initial Holder of this Warrant is entitled to the benefit of certain registration rights as set forth in the Securities Purchase Agreement with respect to shares of Common Stock as and when actually issued to and purchased by such Holder pursuant to exercises of this Warrant duly completed in accordance with the terms and conditions hereof.

      6. Charges, Taxes and Expenses. Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder of this Warrant, or in such name or names as may be directed by the holder of this Warrant; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the Holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto, duly executed by the Holder hereof; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

      7. Closing of Books. The Company will not close its shareholder books or records in any manner which prevents the timely exercise of this Warrant.

      8. Transfer, Division and Combination.

            (a) Subject to compliance with any applicable securities laws, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new warrant or warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. This Warrant, if properly assigned, may be exercised by a new holder for the purchase of shares of Common Stock without having a new warrant issued.

            (b) This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder or its agent or attorney. Subject to compliance with Section

8(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

            (c) The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 8.

            (d) The Company agrees to maintain, at its aforesaid office, books for the registration, and the registration of transfer, of the Warrants.

      9. No Rights as Shareholder until Exercise. This Warrant does not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price, the Warrant Shares so purchased shall be deemed issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

      10. Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant certificate or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

      11. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

      12. Adjustments of Exercise Price and Number of Warrant Shares.

            (a) Stock Splits, etc. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In the event that the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, (iv) issue any shares of its capital stock in a reclassification of the Common Stock, or (v) otherwise transacts a similar adjustment to its class of Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant and the Exercise Price immediately prior thereto shall be adjusted so that the holder of this Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which the holder would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the holder of this Warrant shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

            (b) Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 12. For purposes of this Section 12, "common stock of the successor or acquiring corporation" shall include voting stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are exercisable into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 12 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

            (c) Adjustment for Spin Off. If, for any reason, prior to the exercise of this Warrant in full, the Company spins off or otherwise divests itself of a part of its business or operations or disposes all or a part of its assets in a transaction (the "Spin Off") in which the Company does not receive compensation for such business, operations or assets, but causes securities of another entity (the "Spin Off Securities") to be issued to security holders of the Company, then

                  (A) the Company shall cause (i) to be reserved Spin Off Securities equal to the number thereof which would have been issued to the Holder had all of the Holder's unexercised Warrants outstanding on the record date (the "Record Date") for determining the amount and number of Spin Off Securities to be issued to security holders of the Company (the "Outstanding Warrants") been exercised as of the close of business on the trading day immediately before the Record Date (the "Reserved Spin Off Shares"), and (ii) to be issued to the Holder on the exercise of all or any of the Outstanding Warrants, such amount of the Reserved Spin Off Shares equal to (x) the Reserved Spin Off Shares multiplied by (y) a fraction, of which (I) the numerator is the amount of the Outstanding Warrants then being exercised, and (II) the denominator is the amount of the Outstanding Warrants; and

                  (B) the Exercise Price on the Outstanding Warrants shall be adjusted immediately after consummation of the Spin Off by multiplying the Exercise Price by a fraction (if, but only if, such fraction is less than 1.0), the numerator of which is the average Closing Bid Price of the Common Stock for the five (5) trading days immediately following the fifth trading day after the Record Date, and the denominator of which is the average Closing Bid Price of the Common Stock on the five (5) trading days immediately preceding the Record Date; and such adjusted Exercise Price shall be deemed to be the Exercise Price with respect to the Outstanding Warrants after the Record Date.

            (d) The adjustments pursuant to Section 12(a), (b) and (c) shall not be applicable in connection with the actions or transactions effected in accordance with Section 2(n) of the Securities Purchase Agreement, provided that all similar warrants issued by the Company are adjusted in a like manner.

      13. Voluntary Adjustment by the Company. The Company may at any time during the term of this Warrant, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

      14. Notice of Adjustment. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly send notice to the holder of this Warrant notice of such adjustment or adjustments setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such notice, in the absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

      15. Redemption. Prior to the Expiration Date, the Warrant shall be redeemable, under the circumstances described in this Section, at the discretion of the Company, for $.10 per warrant (the "Redemption Fee"). The Company's right to redemption shall be exercisable commencing upon the day following the twentieth consecutive business day during which the Company's common stock has traded at prices of, or in excess of, $3.00 per share, subject to adjustment for stock splits, dividends, subdivisions, reclassification and the like, with weekly volume of such trading being in excess of the total number of shares represented by this Warrant. In the event the Company exercises its right to redeem the Warrants, the Company shall give the Holder written notice of such decision. In the event that the Holder does not exercise all of the Warrant or that the Company does not receive the Warrant from the Holder within 30 days from the date on the notice to the Holder of the Company's intention to redeem the Warrant, then the Warrant shall be deemed canceled, and the Holder shall not be entitled to further exercise thereof or to the Redemption Fee.

      16. Notice of Corporate Action. If at any time:

            (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

            (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation or,

            (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in any one or more of such cases, the Company shall give to the Holder (i) at least 30 days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 30 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and
(ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to the Holder at the last address of the Holder appearing on the books of the Company and delivered in accordance with Section 18(d).

      17. Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the OTCBB or other market upon which the Common Stock may be listed.

            The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (b) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

      18. Miscellaneous.

            (a) Jurisdiction. This Warrant shall be governed by the laws of the State of New York without regard to its conflict of law principles or rules and enforced in the city, state or federal courts located in New York County in the State of New York.

            (b) Restrictions. The holder hereof acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws as referenced in the Securities Purchase Agreement.

            (c) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Holder shall operate as a waiver of such right or otherwise prejudice the Holder's rights, powers or remedies, notwithstanding all rights hereunder terminate on the Expiration Date. If the Company fails to comply with any provision of this Warrant, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

            (d) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder hereof by the Company shall be delivered in accordance with the notice provisions of the Securities Purchase Agreement.

            (e) Limitation of Liability. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

            (f) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant.

            (g) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of the Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

            (h) Indemnification. The Company agrees to indemnify and hold harmless the Holder from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses and disbursements of any kind which may be imposed upon, incurred by or asserted against the Holder in any manner relating to or arising out of any failure by the Company to perform or observe in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Warrant; provided, however, that the Company will not be liable hereunder to the extent that any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses or disbursements are found in a final non-appealable judgment by a court to have resulted from the holder's negligence, bad faith or willful misconduct in its capacity as a stockholder or warrant holder of the Company.

                  (i) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

                  (j) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

                  (k) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

                            [signature page follows]

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated:  December 12, 2005


                                       COMPUPRINT, INC.


                                       By:  /s/ Dan Brecher
                                            ------------------------------
                                            Dan Brecher, Managing Director

                               NOTICE OF EXERCISE



To:      CompuPrint, Inc.


      The undersigned hereby elects to purchase ________ shares of Common Stock (the "Common Stock"), at an exercise price of $_____ per share, of CompuPrint, Inc. pursuant to the terms of the attached Warrant, Warrant No. [____], and tenders herewith payment of the exercise price in full, in the amount of $_____________, together with all applicable transfer taxes, if any.

      Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                           -------------------------------
                           (Name)

                           -------------------------------
                           (Address)

                           -------------------------------




Dated:
      ---------------------


                                                 ------------------------------
                                                 Signature

                                 ASSIGNMENT FORM

(To assign the foregoing warrant, execute this form and supply required information. Do not use this form to exercise the warrant.)


      FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to________________________________________ whose address is
__________________________________. Such assignee has signed an acknowledgement of the restrictions on transfer and other terms stated in the related Securities Purchase Agreement, and a copy thereof, to the satisfaction of the Company has been or will be provided to the Company prior to the effectiveness of such assignment.


Dated:
      ---------------------


                           Holder's Signature:
                                                 -----------------------------

                           Holder's Address:
                                                 -----------------------------

                                                 -----------------------------



Signature Guaranteed:  ___________________________________________




NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in an fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.





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